UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

KITE REALTY GROUP TRUST
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 14, 2020. KITE REALTY GROUP TRUST You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of KITE REALTY GROUP TRUST 30 SOUTH MERIDIAN STREET SUITE 1100 INDIANAPOLIS, IN 46204 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E96511-P35283 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 13, 2020 Date: May 14, 2020Time: 9:00 AM EDT Location: 30 S. Meridian Street Indianapolis, IN 46204

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E96512-P35283 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote by Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card and instructions on how to vote by telephone. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2020 to facilitate timely delivery.

The Board of Trustees recommends you vote FOR all of the following nominees: The Board of Trustees recommends you vote FOR proposals 2, 3 and 4. 1. Election of Trustees Nominees: 2. Advisory vote on executive compensation. 3. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for Kite Realty Group Trust for the fiscal year ending December 31, 2020. 1a. John A. Kite 1b. William E. Bindley 4. Approval of the proposed amendment to Kite Realty Group Trust's Articles of Amendment and Restatement of Declaration of Trust to allow shareholder bylaw amendments. 1c. Victor J. Coleman 1d. Lee A. Daniels NOTE: TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE SHAREHOLDER SUBMITTING THIS PROXY ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. 1e. Christie B. Kelly 1f. David R. O'Reilly 1g. Barton R. Peterson 1h. Charles H. Wurtzebach 1i. Caroline L. Young E96513-P35283 Voting Items

E96514-P35283